UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2010

SOUTHWALL TECHNOLOGIES INC.
(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-15930	94-2551470
(Commission File Number)	(I.R.S. Employer Identification No.)

3788 Fabian Way, Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 962-9111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	On May 12, 2010, Southwall Technologies Inc. (the “Registrant”) held its annual meeting of shareholders.

(b)
At the annual meeting two vote items were acted upon by the shareholders. The number of votes cast for, against, or withheld as to each such matter or nominee, as well as the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth below:

	Vote Item	Nominee	For	Against	Withheld	Non-Votes

1	Election of Directors	William A. Berry	18,468,171		130,244	8,150,572

	(All elected)	George I. Boyadjieff	18,170,062		428,353	8,150,572

		Dennis E. Bunday	18,518,391		80,024	8,150,572

		Dennis F. Capovilla	18,518,291		80,291	8,150,572

		R. Eugene Goodson	18,493,591		104,824	8,150,572

		Andre R. Horn	18,517,771		80,644	8,150,572

		Jami K. Dover Nachtsheim	18,184,962		413,453	8,150,572

		Peter E. Salas	18,518,891		79,524	8,150,572

			For	Against	Abstain	Non-Votes
2	Amendment to our Articles of Incorporation to Implement a Reverse Split and a Reduction in our Authorized Equity Securities.		26,244,274	485,251	19,462	0

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 12, 2010	SOUTHWALL TECHNOLOGIES INC.

By: /s/ Dennis F. Capovilla
Dennis F. Capovilla
Chief Executive Officer